CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus dated December 1, 1999, and "Reports to Shareholders," "Independent Auditors/Accountants" and "Financial Statements" in the Statement of Additional Information dated December 1, 1999, of the Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated October 1, 1999 with respect to the financial statements and financial highlights of the Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, and Neuberger Berman Partners Fund (five of the series comprising Neuberger Berman Equity Funds), and the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio (four of the series comprising Neuberger Berman Equity Managers Trust), and the Neuberger Berman International Portfolio (the only series comprising Neuberger Berman Global Managers Trust) included in the August 31, 1999 Annual Reports to Shareholders dated December 1, 1999, which Prospectus and Statement of Additional Information are incorporated by reference in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 (File No. 2-11357) of Neuberger Berman Equity Funds.


                                            /s/ ERNST & YOUNG LLP
                                            ---------------------
                                            ERNST & YOUNG LLP



Boston, Massachusetts
July 28, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Combined Proxy Statement and Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated October 8, 1999, relating to the financial statements and financial highlights of Neuberger Berman Millennium Portfolio, Neuberger Berman Millennium Fund, Neuberger Berman Millennium Trust, Neuberger Berman Regency Portfolio, Neuberger Berman Regency Fund, Neuberger Berman Regency Trust, Neuberger Berman Manhattan Portfolio, Neuberger Berman Manhattan Fund, Neuberger Berman Manhattan Trust, Neuberger Berman Manhattan Assets, Neuberger Berman Socially Responsive Portfolio, Neuberger Berman Socially Responsive Fund, Neuberger Berman Socially Responsive Trust and Neuberger Berman Socially Responsive Assets (the "Funds") appearing in the August 31, 1999 Annual Reports to Shareholders, which financial statements and financial highlights are also incorporated by reference into the Registration Statement. We also consent to the references to us in paragraphs 4, 5 and 6 of the Statement of Additional Information in such Registration Statement. We further consent to the references to us under the headings "Financial Highlights" in the Prospectuses of the Funds dated December 1, 1999 and under the headings "Report to Shareholders", "Independent Auditors/Accountants" and "Financial Statements" in the Statements of Additional Information of the Funds dated December 1, 1999 which are incorporated by reference into the Registration Statement.



/s/PricewaterhouseCoopers LLP
-------------------------------

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 28, 2000